UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
November 21, 2025
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

001-41137	CONSTELLATION ENERGY CORPORATION	87-1210716
(a Pennsylvania corporation) 1310 Point Street Baltimore, Maryland 21231-3380 (833) 883-0162

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
CONSTELLATION ENERGY CORPORATION:
Common Stock, without par value	CEG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 21, 2025, Constellation Energy Corporation (“Constellation”) announced certain changes in senior leadership, to be effective upon the closing (the “Effective Time”) of the Company’s acquisition of Calpine Corporation (“Calpine”), which is expected to close in the fourth quarter of 2025, subject to clearance by the Department of Justice and other customary closing conditions.

At the Effective Time, Daniel Eggers, Executive Vice President and Chief Financial Officer will be promoted to Senior Executive Vice President, Finance and Data Economy, and will no longer serve as Chief Financial Officer. Shane Smith, Senior Vice President, Treasury and Credit, will be promoted to Executive Vice President and Chief Financial Officer. Mr. Smith’s compensation includes an annual base salary of $725,000, an annual incentive program target opportunity of 85% of his base salary, and a long-term incentive target valued at $2,500,000, consistent with the terms of the Constellation Energy Corporation 2022 Long-Term Incentive Plan. Kathleen Barrón has announced that she will retire from Constellation in mid-2026 and at the Effective Time will transition from her current role as Executive Vice President and Chief Strategy and Growth Officer to Executive Vice President and Senior Advisor to the Constellation Chief Executive Officer. A copy of the press release announcing these and other changes to Constellation senior leadership, issued on November 21, 2025, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press release
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from the Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTELLATION ENERGY CORPORATION

/s/ Arden T. Phillips
Arden T. Phillips
Vice President, Deputy General Counsel and Corporate Secretary

November 21, 2025

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from the Current Report on Form 8-K, formatted as Inline XBRL.